Filed pursuant to Rule 497(e)

Registration No. 333-238109

GABELLI ETFs TRUST

Gabelli Growth Innovators ETF

Gabelli Love Our Planet & People ETF

Gabelli Automation ETF

Gabelli Commercial Aerospace and Defense ETF

Supplement dated October 16, 2025, to the Fund’s Summary Prospectus, Prospectus

and Statement of Additional Information, each dated April 30, 2025

This supplement is intended to provide information to shareholders regarding changes to the structure of the Gabelli Growth Innovators ETF, Gabelli Love Our Planet & People ETF, Gabelli Automation ETF and Gabelli Commercial Aerospace and Defense ETF (each a “Fund”), as approved by the Board of Trustees (the “Board”) of the Gabelli ETFs Trust.

Update Regarding Fund Structure

The Board has approved a change in each Fund’s structure from a “non-transparent” or “semi-transparent” exchange-traded fund (“ETF”), which does not publicly disclose its portfolio holdings on a daily basis, to a “transparent” ETF that will disclose its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended, effective on or about December 15, 2025. In connection with this change, each Fund will no longer provide a verified intraday indicative value (“VIIV”), which was intended to provide investors and other market participants with a highly correlated per share value of a Fund’s underlying portfolio, while keeping the contents of a Fund’s portfolio confidential. In addition, Authorized Participants (“APs”) transacting in a Fund’s shares will no longer engage in creation and redemption activity for a Fund through an AP Representative that has knowledge of the composition of a Fund’s portfolio holdings but is restricted from disclosing such composition to the APs. Accordingly, references to the VIIV and the AP Representative in a Fund’s Summary Prospectus, Prospectus and Statement of Additional Information will be removed.

In addition, in connection with the change in each Fund’s structure, each Fund will no longer operate in reliance on an exemptive order from the U.S. Securities and Exchange Commission (the “Order”). The Order permitted each Fund to operate without publicly disclosing its portfolio holdings daily but limited the types of investments a Fund was permitted to hold to those listed in a Fund’s application for the Order, including limiting a Fund’s investments to only those that are U.S. exchange-traded instruments as well as cash and cash equivalents. Because each Fund will no longer operate in reliance on the Order, the Board approved corresponding changes to each Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information to remove references to the terms, requirements and limitations of the Order, as applicable.

Each Fund’s investment objective, fees and expenses will not change as a result of the changes to the Fund’s structure described above.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE